SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 2, 2014

One Horizon Group, Inc.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-10822	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Weststrasse 1, Baar, Switzerland, CH6340
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

011 41 41 760 5820
 (ISSUER TELEPHONE NUMBER)

Copies to:

Hunter Taubman Weiss LLP
130 w. 42nd Street, Suite 1050
 New York, NY 10036
Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events.

Item 8.01. Other Events

On July 2, 2014, One Horizon Group, Inc. (the Company”) received approval by NASDAQ's Listing Qualifications Department to list its common stock on the NASDAQ Capital Market. The Company anticipates that its common stock will commence trading on the NASDAQ Capital Market on July 9, 2014 under the same ticker symbol "OHGI". Until that time, the Company's common stock will continue to trade on the OTC Markets under the ticker symbol “OHGI”.

Item 9.01	Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: July 2, 2014	By:
Martin Ward
Chief Financial Officer